REPUBLIC RESOURCES, INC.
INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

        The accompanying unaudited pro forma financial statements and related notes are presented to reflect the following adjustments:

1)	The sale of substantially all of Republic’s oil and gas assets to Harken Energy Corporation (“Harken”) on April 4, 2002. These adjustments include the exchange of all of Republic’s outstanding Debentures for: a) the Harken common stock received in the sale; and b) the issuance of an additional 991,425 shares of Republic common stock.

2)	To eliminate the preferred stock dividends as a result of the exchange of all the outstanding Series C Preferred, including accrued and unpaid dividends, for 3,400,000 shares of Republic common stock on February 11, 2002.

3)	The Acquisition of EnviroWall, Inc. (the “Acquisition”) in exchange for 9.548 million shares of Republic common stock plus the assumption of $187,250 of EnviroWall liabilities. The total shares issued for the acquisition include 1.7 million shares issued to a director of Republic in exchange for a promissary note of EnviroWall. The Promissary note had a principal balance of $250,000 plus accrued interest of $6,918. Although Republic is the surviving entity, the transaction will be accounted for as a “reverse merger” for financial statement reporting purposes (meaning it will be accounted for as if EnviroWall had acquired Republic) since, among other things, the shares issued in the transaction represent a majority of the outstanding common stock of Republic.

4)	To reflect certain cash disbursements effecting Republic’s working capital immediately after the Acquisition.

5)	The issuance of 255,000 shares of common stock in exchange for the cancellation of outstanding options and warrants to acquire up to 630,000 shares of common stock.

6)	To reflect the lump-sum payment of $150,000 that was paid to Republic’s current CFO at the closing of the Acquisition. This payment was required under certain change in control provisions in his current employment contract as a result of issuance of Republic securities as described in items 1, 2 and 3 above.

7)	To reflect the receipt of $450,000 from a private offering of 2.0 million common shares. This amount is net of the offering expenses estimated at $50,000.

        The unaudited pro forma balance sheet reflects all the items discussed above (except for Item 2) as if the transactions had occurred on March 31, 2002. The effects of Item 2 are not illustrated in the pro forma balance sheet adjustments since they are already reflected in the Company’s historical financial statements at March 31, 2002.

        The unaudited pro forma statement of operations illustrates the effects of all the items discussed above as if the effective and closing dates had occurred at the beginning of the periods presented.

        The unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operations of Republic had the sale, exchanges, and acquisition occurred on the dates mentioned above, nor are the unaudited pro forma financial statements necessarily indicative of the future financial position or results of operations of Republic.

        The historical financial information of Republic contained herein was taken from: a) the audited financial statements included in Republic’s annual report on Form 10-KSB/A for the fiscal year ended December 31, 2001; and b) its quarterly report on Form 10-QSB for the period ended March 31, 2002. The historical financial information of EnviroWall contained herein was taken from the audited financial statements audited by John J. Esquivel, a Certified Public Account in Gretna, Louisiana. The unaudited pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of Republic included in the Form 10-KSB/A on 10-QSB as filed with the Securities and Exchange Commission.

REPUBLIC RESOURCES, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2002

                                                                      Sale of Assets to Harken and
                                                                           Exchange of Debt
                                                               ------------------------------------------
                                                                Republic       Pro Forma        Republic
                                                               Historical     Adjustments       Pro Forma
                                                               ----------     -----------       ---------
                                                                                                (Unaudited)
CURRENT ASSETS:
     Cash and equivalents ................................   $    361,600   $    (57,813) A $    303,787

     Trade receivables, net ..............................        236,253       (151,936) A       84,317
     Prepaid expenses and other ..........................         13,103           --            13,103
                                                              -----------   ------------    ------------
          Total current assets ...........................        610,956       (209,749)        401,207

ENVIROWALL PATENTS AND SYSTEM EQUIPMENT:
     Equipment ...........................................           --             --              --
     Patent Costs ........................................           --             --              --
                                                              -----------   ------------    ------------
          Total patent and equipment .....................           --             --              --

OIL AND GAS PROPERTIES, at cost (full cost method):
     Unevaluated properties ..............................        133,805           --           133,805

     Costs being amortized ...............................     21,509,484    (21,509,484) A         --
                                                              -----------    -----------    ------------
          Total oil and gas properties ...................     21,643,289    (21,509,484)        133,805
     Less accumulated amortization and impairment ........    (17,691,840)    17,691,840  A         --
                                                              -----------   ------------    ------------
          Net oil and gas properties .....................      3,951,449     (3,817,644)        133,805

OTHER ASSETS:
     Office equipment and vehicle ........................        112,575           --           112,575
     Less accumulated depreciation .......................       (100,187)          --          (100,187)
                                                              -----------   ------------    ------------
          Net office equipment and vehicle ...............         12,388           --            12,388
     Debt issuance and debt restructuring costs ..........         49,857        (49,857) A         --
     Deposits and other ..................................         53,633         20,000          73,633
                                                              -----------   ------------    ------------
          Total other assets .............................        115,878        (29,857)         86,021

TOTAL ASSETS .............................................   $  4,678,283   $ (4,057,250)   $    621,033
                                                              ===========   ============    ============

                                                                  ACQUISITION OF ENVIROWALL, INC.
                                                                ------------------------------------
                                                                ENVIROWALL    PRO FORMA    PRO FORMA
                                                                HISTORICAL   ADJUSTMENTS   COMBINED
                                                                ----------   -----------   ---------
                                                                                          (Unaudited)
CURRENT ASSETS:
     Cash and equivalents ................................   $        445   $  450,000 B $   471,732
                                                                              (150,000)K
                                                                              (132,500)I
     Trade receivables, net ..............................           --          --           84,317
     Prepaid expenses and other ..........................           --          --           13,103
                                                             ------------   ---------   ------------
          Total current assets ...........................            445     167,500        569,152

ENVIROWALL PATENTS AND SYSTEM EQUIPMENT:
     Equipment ...........................................        150,000        --          150,000
     Patent Costs ........................................         50,000        --           50,000
                                                             ------------   ---------   ------------
          Total patent and equipment .....................        200,000        --          200,000

OIL AND GAS PROPERTIES, at cost (full cost method):
     Unevaluated properties ..............................           --          --          133,805

     Costs being amortized ...............................           --          --              --
                                                             ------------   ---------   ------------
          Total oil and gas properties ...................           --          --          133,805
     Less accumulated amortization and impairment ........           --          --              --
                                                             ------------   ---------   ------------
          Net oil and gas properties .....................           --          --          133,805

OTHER ASSETS:
     Office equipment and vehicle ........................           --     (97,480) L        15,095
     Less accumulated depreciation .......................           --      97,480  L        (2,707)
                                                             ------------   ---------   ------------
          Net office equipment and vehicle ...............           --          --           12,388
     Debt issuance and debt restructuring costs ..........           --          --              --
     Deposits and other ..................................           --          --           73,633
                                                             ------------   ---------   ------------
          Total other assets .............................           --          --           86,021

TOTAL ASSETS .............................................   $    200,445   $ 167,500   $    988,978
                                                             ============   =========   ============

REPUBLIC RESOURCES, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2002

                                                                   Sale of Assets to Harken and
                                                                        Exchange of Debt
                                                             ---------------------------------------
                                                              Republic        Pro Forma     Republic
                                                             Historical      Adjustments    Pro Forma
                                                             ----------      -----------    ---------
                                                                                            (Unaudited)
CURRENT LIABILITIES:
     Current maturities of long-term debt ..............   $      7,700    $      --       $      7,700
     Accounts payable, trade ...........................        253,483         (36,421)A       217,062
     Due to affiliated company .........................          --              --              --
     Accrued expenses ..................................         81,209           --             81,209
                                                           ------------    ------------    ------------
          Total current liabilities ....................        342,392         (36,421)        305,971
LONG-TERM DEBT, less current maturities: ...............      2,645,500      (2,621,000)A        24,500
                                                           ------------    ------------    ------------
          Total liabilities ............................      2,987,892      (2,657,421)        330,471
                                                           ------------    ------------    ------------
STOCKHOLDERS’ EQUITY

     Common Stock ......................................        633,981          99,143 A       733,124

     Additional Paid-In Capital ........................     37,714,099         192,733 A    37,906,832
     Accumulated Deficit ...............................    (36,657,689)     (1,691,705)A   (38,349,394)
                                                           ------------    ------------    ------------
          Total other stockholders' equity .............      1,690,391      (1,399,829)        290,562
                                                           ------------    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .............   $  4,678,283    $ (4,057,250)   $    621,033
                                                           ============    ============    ============

                                                                  ACQUISITION OF ENVIROWALL, INC.
                                                              ---------------------------------------
                                                              ENVIROWALL      PRO FORMA     PRO FORMA
                                                              HISTORICAL     ADJUSTMENTS     COMBINED
                                                              ----------     -----------    ----------
                                                                                            (Unaudited)
CURRENT LIABILITIES:
     Current maturities of long-term debt ..............   $       --      $       --      $      7,000
     Accounts payable, trade ...........................         30,334        (100,000)I       147,396
     Due to affiliated company .........................        150,000         (32,500)I       117,500
     Note payable to officer ...........................                         25,000 K        25,000
     Accrued expenses ..................................          6,918          (6,918)G        81,209
                                                           ------------    ------------    ------------
          Total current liabilities ....................        187,252        (114,418)        378,805
LONG-TERM DEBT, less current maturities: ...............        250,000        (250,000)         24,500
                                                           ------------    ------------    ------------
          Total liabilities ............................        437,252        (364,418)        403,305
                                                           ------------    ------------    ------------

STOCKHOLDERS’ EQUITY

     Common Stock ......................................          1,000         200,000 B     1,913,424
                  ......................................                        954,800 G
                  ......................................                         25,500 J
                  ......................................                         (1,000)M
     Additional Paid-In Capital ........................          --        (38,996,776)B,D  (1,089,944)
                                                                                        F,G,
                                                                                        H,I
     Accumulated Deficit ...............................       (237,807)     38,349,394 C,F,   (237,807)
                                                                                        G,H,
                                                                                        I,K
                                                           ------------    ------------    ------------
          Total other stockholders' equity .............       (236,807)        531,918         585,673
                                                           ------------    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .............   $    200,445    $    167,500    $    988,978
                                                           ============    ============    ============

REPUBLIC RESOURCES INC.
PRO FORMA STATEMENT OF OPERATIONS
DECEMBER 31, 2001

                                                          Sale of Assets to Harken,
                                                               Exchange of Debt
                                                 ----------------------------------------------
                                                  Republic          Pro Forma          Republic
                                                 Historical        Adjustments        Pro Forma
                                                 ----------        -----------        ---------
                                                                                     (Unaudited)
REVENUE:
     Oil and gas sales ......................  $  2,390,580         $ (2,390,580) C          --
     Revenue ................................           --                   --              --
                                               ------------         ------------    ------------
                                                  2,390,580           (2,390,580)            --

OPERATING COSTS AND EXPENSES:
     Oil and gas production costs ...........        451,044            (451,044) C          --
     General and administrative .............        719,550                 --          719,550
     Depreciation, depletion and amortization      1,124,648          (1,109,405) C       15,243
     Stock Based Compensation ...............           --                   --              --

     Impairment of oil and gas properties ...      3,875,048                 --        3,875,048
     Loss on sale of assets .................           --             1,493,024  C    1,493,024
                                               ------------         ------------    ------------

          Total operating costs and expenses      6,170,290              (67,425)      6,102,865
                                               ------------         ------------    ------------

INCOME (LOSS) FROM OPERATIONS ...............    (3,779,710)          (2,323,155)     (6,102,865)

OTHER INCOME (EXPENSES):
     Interest and other income ..............        34,131                  --           34,131
     Interest expense .......................      (151,010)             149,872  D       (1,138)
                                               ------------         ------------    ------------

NET INCOME (LOSS) ...........................    (3,896,589)          (2,173,283)     (6,069,872)

PREFERRED STOCK DIVIDEND CHARGES ............      (186,568)             186,568 E          --
                                               ------------         ------------    ------------

NET INCOME (LOSS) AVAILABLE TO COMMON
   STOCKHOLDERS .............................  $ (4,083,157)        $ (1,986,715)  $  (6,069,872)
                                               ============         ============    ============

                                                          ACQUISITION OF ENVIROWALL, INC.
                                                  ---------------------------------------------
                                                  ENVIROWALL          PRO FORMA       PRO FORMA
                                                  HISTORICAL         ADJUSTMENTS       COMBINED
                                                  ----------         -----------      ---------
                                                                                     (Unaudited)

BASIC EARNINGS PER SHARE

     Loss per share .........................  $      (1.39)                            $  (0.88)
     Shares outstanding .....................     2,939,815            4,391,425 F     6,883,627

REVENUE:
     Oil and gas sales ......................  $        --          $        --     $        --
     Revenue ................................           --                   --              --
                                               ------------         ------------    ------------
                                                        --                   --              --

OPERATING COSTS AND EXPENSES:
     Oil and gas production costs ...........           --                   --              --
     General and administrative .............        33,165              175,000 K       927,715
     Depreciation, depletion and amortization           --                                15,243
     Stock Based Compensation ...............           --                83,100 G       134,100
     ........................................                             51,000 J
     Impairment of oil and gas properties ...           --            (3,875,048)H           --
     Loss on sale of assets .................           --            (1,493,024)H           --
                                               ------------         ------------    ------------
          Total operating costs and expenses         33,165           (5,058,972)      1,077,058

                                               ------------         ------------    ------------
INCOME (LOSS) FROM OPERATIONS ...............       (33,165)           5,058,972      (1,077,058)

OTHER INCOME (EXPENSES):
     Interest and other income ..............           --                   --           34,131
     Interest expense .......................           --                   --           (1,138)
                                               ------------         ------------    ------------
NET INCOME (LOSS) ...........................       (33,165)           5,058,972      (1,044,063)

PREFERRED STOCK DIVIDEND CHARGES ............           --                   --              --
                                               ------------         ------------    ------------

NET INCOME (LOSS) AVAILABLE TO COMMON
   STOCKHOLDERS .............................  $    (33,165)        $  5,058,972    $ (1,044,063)
                                               ============         ============    ============

BASIC EARNINGS PER SHARE

     Loss per share .........................  $     (33.17)                        $      (0.06)
     Shares outstanding .....................         1,000           11,802,000      18,686,627

REPUBLIC RESOURCES INC.
PRO FORMA STATEMENT OF OPERATIONS
MARCH 31, 2002

                                                        Sale of Assets to Harken,
                                                          Exchange of Debt/Pfd
                                                  ---------------------------------------
                                                   Republic       Pro Forma      Republic
                                                  Historical     Adjustments    Pro Forma
                                                  ----------     -----------    ---------
                                                                               (Unaudited)
REVENUE:
     Oil and gas sales ......................  $    291,517   $  (291,517) C $      --
     Revenue ................................          --             --            --
                                               -----------    -----------    -----------
                                                    291,517      (291,517)          --

OPERATING COSTS AND EXPENSES:
     Oil and gas production costs ...........        89,933       (89,933) C        --
     General and administrative .............       216,263           --         216,263
     Depreciation, depletion and amortization       189,857      (187,151) C       2,706
     Stock Based Compensation ...............          --             --            --

     Loss on sale of assets .................          --       1,493,024      1,493,024
                                               -----------    -----------    -----------
          Total operating costs and expenses       496,053      1,215,940      1,711,993
                                               -----------    -----------    -----------

INCOME (LOSS) FROM OPERATIONS ...............     (204,536)    (1,507,457)    (1,711,993)

OTHER INCOME (EXPENSES):
     Interest and other income ..............       10,161            --          10,161
     Interest expense .......................      (83,460)        83,264 D         (196)
                                               -----------    -----------    -----------

NET INCOME (LOSS) ...........................     (277,835)    (1,424,193)    (1,702,028)

PREFERRED STOCK DIVIDEND CHARGES ............      (28,624)        28,624 E         --
                                               -----------    -----------    -----------
NET INCOME (LOSS) AVAILABLE TO COMMON
   STOCKHOLDERS .............................  $  (306,459)   $(1,395,569)   $(1,702,028)
                                               ===========    ===========    ===========

BASIC EARNINGS PER SHARE
     Loss per share .........................  $     (0.06)                  $     (0.30)
     Shares outstanding .....................    4,753,147        991,425  F   5,744,572

                                                     ACQUISITION OF ENVIROWALL, INC.
                                                  --------------------------------------
                                                  ENVIROWALL    PRO FORMA      PRO FORMA
                                                  HISTORICAL   ADJUSTMENTS      COMBINED
                                                  ----------   -----------     ---------
                                                                              (Unaudited)
REVENUE:
     Oil and gas sales ......................  $       --      $      --      $      --
     Revenue ................................          --             --             --
                                                -----------    -----------    -----------
                                                       --             --             --

OPERATING COSTS AND EXPENSES:
     Oil and gas production costs ...........          --             --             --
     General and administrative .............       46,722        175,000  K     437,985
     Depreciation, depletion and amortization          --             --           2,706
     Stock Based Compensation ...............          --          83,100  G     134,100
                                                                   51,000  J
     Loss on sale of assets .................          --      (1,493,024) H        --
                                               -----------    -----------    -----------
          Total operating costs and expenses        46,722     (1,183,924)       574,791
                                               -----------    -----------    -----------

INCOME (LOSS) FROM OPERATIONS ...............      (46,722)     1,183,924       (574,791)

OTHER INCOME (EXPENSES):
     Interest and other income ..............         --             --           10,161
     Interest expense .......................       (6,918)          --           (7,114)
                                               -----------    -----------    -----------
NET INCOME (LOSS) ...........................      (53,640)     1,183,924       (571,744)

PREFERRED STOCK DIVIDEND CHARGES ............         --             --             --
                                               -----------    -----------    -----------
NET INCOME (LOSS) AVAILABLE TO COMMON
   STOCKHOLDERS .............................  $   (53,640)   $ 1,183,924    $  (571,744)
                                               ===========    ===========    ===========

BASIC EARNINGS PER SHARE
     Loss per share .........................   $   (53.64)                  $     (0.03)
     Shares outstanding .....................        1,000     11,803,000 G,B 17,547,572
                                                                            J
                                                                   (1,000)  M

REPUBLIC RESOURCES INC.
NOTES TO PRO FORMA INFORMATION

A.	To reflect: 1) the sale of substantially all of the Company’s oil and gas properties to Harken; and 2) the exchange of substantially all the Convertible Debentures for the Harken common stock received in the sale plus 991,425 shares of Republic common stock. This adjustment assumes the fair value of the Harken Common Stock received in the transaction was approximately $0.86 per share, aggregating $2,275,130. Accordingly, the loss on sale is calculated as follows:

Net carrying value of assets to be sold to Harken	$ 3,817,644
Less fair value of Harken Common Stock received at closing	(2,275,130)
Net purchase price and working capital adjustments associated with the sale	(49,490)
Loss on sale	$ 1,493,024
=======

B.	To reflect the net proceeds from the sale of 2.0 million shares in a private offering.

C.	To eliminate the results of operations of the oil and gas properties held for sale as well as record the loss associated with the sale based on the carrying value of the assets sold.

D.	To eliminate the interest and the debt issuance costs associated with the Convertible Debentures.

E.	To reflect the elimination of the Preferred Stock dividends.

F.	To record the additional shares of Republic common stock issued in connection with the Convertible Debenture and Preferred Stock exchanges described above.

G.	To record the Acquisition of EnviroWall by issuing 9.548 million shares of Republic common stock. This includes the issuance of 1.7 million common shares to a director of Republic in exchange for a $250,000 promissary note of EnviroWall, including accrued interest of $6,918. A non-cash charge of $83,100 is reflected in the pro forma statements of operations representing the difference between the fair value of the common stock issued and the balance of the promissary note and it’s accrued interest.

H.	To eliminate the charges associated with Republic’s operations prior to the Acquisition since the transaction is being accounted for as a reverse merger. None of Republics historical “general and administrative” expenses where eliminated because the Company believes that these or similar costs would have been incurred had EnviroWall been acquired, at the beginning of the periods presented in these pro forma financial statements.

I.	To reflect certain cash disbursements made immediately after closing in April 2002.

J.	To reflect the issuance of 255,000 shares of common stock in exchange for the cancellation of options and/or warrants underlying 630,000 Republic shares. This resulted in a pro forma non-cash charge of $51,000 representing the fair value of the common stock issued in the transaction.

K.	To reflect: 1) the payment of $150,000; 2) and issuance of a $25,000 promissary note due December 31, 2002, to Republic’s current CFO that were made at closing as required by certain change in control provisions in his employment contract.

L.	To adjust the balances of the equipment and vehicle to their estimated fair values in connection with the Acquisition since the transaction is being accounted for as a reverse merger.

M.	To reflect the elimination of all the outstanding stock of EnviroWall in connection with the consolidation.